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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of Synaptics Incorporated (the "Company") for the year ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Russell
J. Knittel, Senior Vice President, Chief Financial Officer, Chief Administrative Officer, Secretary, and Treasurer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/   Russell J. Knittel
                                          --------------------------------------
                                          Russell J. Knittel
                                          Senior Vice President, Chief Financial
                                          Officer,
                                          Chief Administrative Officer,
                                          Secretary, and Treasurer
                                          September 12, 2003